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                           UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                        ___________________

                             FORM 8-K

                          CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  FEBRUARY 19, 2001

                  COMMISSION FILE NUMBER 1-07149

                    INTERNET LAW LIBRARY, INC.
          (Exact name of Company as specified in charter)


                  DELAWARE                            82-0277987
      (State or other jurisdiction of               (IRS Employer
       incorporation or organization)            Identification No.)

4301 WINDFERN ROAD, SUITE 200, HOUSTON, TEXAS         77041-8915
   (Address of principal executive offices)           (Zip Code)

          Registrant's telephone number:   (281) 600-6000


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        Effective February 19, 2001, Arthur Andersen LLP (the "Predecessor Accountant") was dismissed as the independent auditors for Internet Law Library, Inc. (the "Company"), and Harper & Pearson Company (the "Successor Accountant") was appointed as the Company's new independent accountants. The Predecessor Accountant has audited the Company's accounts since December 31, 1999. On December 22, 1999, the Board of Directors of the Company tentatively approved a resolution to change the Company's fiscal year from June 30 to December 31, which was approved and ratified by the Board of Directors by further resolution on January 27, 2000. The change in fiscal year became effective December 31, 1999. As a result of the change in fiscal year, the most recently audited consolidated financial statements are for the period July 1, 1999 to December 31, 1999.

        For the period July 1, 1999 to December 31, 1999, the Predecessor Accountant's report did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

        The Company's Board of Directors approved this action on February 19, 2001.

        During the period July 1, 1999 to December 31, 1999, and the subsequent interim period through February 19, 2001, there were no disagreements with the Predecessor Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the Predecessor Accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the financial statements of the Company for such period.

ITEM 5:  OTHER SIGNIFICANT EVENTS

LITIGATION:

        On January 26, 2001, in order to protect the shareholders, the Company filed a lawsuit in United States District Court for the Southern District of Texas, Houston Division, against multiple defendants for damages resulting from alleged stock manipulation, SEC violations, civil RICO, fraud, violations of Texas securities laws and other statutes, and conspiracy involving alleged misrepresentations by co-conspirators in connection with certain credit facilities and funding transactions with the Company.

        The Company's suit was filed against Southridge Capital Management LLC, Steve Hicks, Dan Pickett, Christy Constabile, Thomson Kernaghan & Co. Ltd., and Cootes Drive LLC. The Company's suit is for tort damages. In another action, on February 5, 2001, Cootes Drive LLC sued the Company in Manhattan, New York for breach of contract. The Company will be asking the New York court to transfer that case to the Houston court.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT

No. 16.2        Description
                Letter, dated February 21, 2001, from Arthur Andersen LLP to the Securities and
                Exchange Commission.

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                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        INTERNET LAW LIBRARY, INC.


Date: February 23, 2001                 By:   /s/ Hunter M.A. Carr
                                           ------------------------------
                                                  Hunter M.A. Carr
                                                  President and
                                                  Chief Executive Officer